UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2005

THE GOLDFIELD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7525	88-0031580

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1684 West Hibiscus Blvd., Melbourne, Florida		32901

(Address of Principal Executive Offices)		(Zip Code)

(321) 724-1700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On September 29, 2005, The Goldfield Corporation issued a press release commenting further on its involvement in storm restoration activities of its electrical construction subsidiary, Southeast Power Corporation.  A copy of the press release is filed herewith as Exhibit 99-1.

Item 9.01 - Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99-1	Press release dated September 29, 2005 commenting further on its involvement in storm restoration activities of its electrical construction subsidiary, Southeast Power Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDFIELD CORPORATION

	By:	/s/ Stephen R. Wherry

	Name:	Stephen R. Wherry
	Title:	Vice President, Chief Financial Officer (Principal Financial Officer), Treasurer, Assistant Secretary and Principal Accounting Officer

Dated: September 30, 2005

INDEX TO EXHIBITS

Number	Description

Exhibit 99-1	Press release dated September 29, 2005 commenting further on its involvement in storm restoration activities of its electrical construction subsidiary, Southeast Power Corporation.